UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suit 2 Omaha, NE            68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

Mariner Hyman Beck Portfolio

Class 2 Shares

Annual Report

December 31, 2013

1-855-542-4MHB (4642)

Distributed by Northern Lights Distributors, LLC

Member FINRA

Mariner Hyman Beck Portfolio

Dear Shareholder,

For the short term fixed income portion during Fiscal year end 12/31/2013, the assets were invested in money-market funds, investment grade bonds and US Treasuries throughout the year. The short term fixed income portfolio will continue to become more diversified across these instruments as the assets in the fund grow. The objective for this portion of the portfolio is to maximize interest earnings while balancing credit and yield curve risk.  For the managed futures portion of the strategy the fund employs a disciplined systematic trading style by primarily implementing a trend-following (4) approach that uses the Managed Futures Manager’s proprietary computerized trading models that emphasize mathematical and quantitative techniques in an attempt to identify and exploit intermediate and long-term price trends. Multiple trading models are utilized to seek to obtain potential beneficial returns and provide an important level of diversification. The fund invests across a broad array of global markets including fixed income, equity indices, commodities and currencies from both the long and  short (5) sides of the market  The systematic multi model based program incorporates a disciplined and robust risk management system. For the Portfolio’s fiscal year end December 31, 2013, Class 2 shares were + 3.9%, This compares to a primary benchmark for managed futures the BTOP 50 (1) which was +0.74% during the same period.

2013 was another banner year for global equities while the other market sectors offered limited potential to profit for the managed future’s strategies.  For the year gains were led by the Currency, Stock, Agricultural and Metals sectors.  Losses were attributed to the Fixed income, Long and Short rates and the Energy markets.

The first quarter started with significant price moves across a broad range of market sectors leading to positive performance for the portfolio. Washington’s avoidance of the fiscal cliff coupled with positive economic data easing concerns on Eurozone and Chinese productivity, helped bolster global equity markets to new highs. The Japanese Yen weakened substantially against all major currencies as the Bank of Japan outlined a new policy to implement a 2 percent inflation target. Mid- quarter saw a reversal of gains and the portfolio experienced losses in the currency, Interest Rate and energy markets Performance remained slightly negative as losses in the currency and short term interest rate sectors outweighed gains from the commodity and stock index complexes.

The second quarter started strongly as performance with significant gains in the metals, currency, and stock indices sectors outweighed losses from the energy and soft commodity complexes. Metals continued to fall, led by gold’s precipitous drop on concerns of potential Cypriot sales. Currency gains were led by weakness in the Japanese Yen as the government remained committed to its inflationary target. Performance in May was negative as losses from the fixed income sectors outweighed gains from the currency, commodity and stock indices complexes. The Global Bond markets experienced losses as yields (3) pushed higher. In the US yields rose to the highest levels in 12 months during May as stronger than expected business activity data fanned worries the Federal Reserve might slow down bond purchases. Performance in June rebounded as gains from the commodity sectors, particularly the metals complex, exceeded losses from the currency and stock indices complexes. The recent push up in global yields, fueled by worries that the Federal Reserve may slow down bond purchases, helped to perpetuate the softness across the board in commodity prices. The metal complexes, both precious and industrial, experienced the extension of weaker prices through the month as global growth concerns also weighed on the markets.

The third quarter started with a rebound, then turned negative in July as losses from the currency, metals and interest rate complexes outweighed gains from the agricultural, energy, and stock index markets. Global equity markets got back on track during July after being whipsawed in June by the announcement that the Fed may plan to allow for normalization on the back of stronger U.S. fundamentals and two consecutive quarters of S&P (2) earnings growth. Commodity prices, particularly crude oil and precious metals, moved higher during the month as well. Performance in August was also negative as losses from the metals, stock indices, and grain markets exceeded gains from the currency, energy, and long term interest rates sectors. Concerns regarding the prospect of the U.S. Federal Reserve tapering bond purchases, an economic slowdown in emerging markets, and fear that the conflict in Syria would soon escalate dominated the financial markets.

The Fourth quarter started relatively quietly with negative performance in September and slight positive performance in October as losses from the long–term interest rate, currency and metals sectors matched gains generated in stock indices, soft commodities and energies. Concerns regarding the prospect of the U.S. Federal Reserve tapering bond purchases were once again at the forefront of investors’ minds, this time amid the backdrop of a partial government shutdown and potential default on U.S. debt due to continued squabbling by lawmakers in Washington. A strong rebound in November and year end performance was led by positive results in the currency, metals and equities sectors.

We thank you for your support of the Mariner Hyman Beck Portfolio. Sincerely,

Annette A. Cazenave

Portfolio Manager, Mutual Funds, Monte Capital Group

(1)   BTOP 50: Barclay Hedge index representing performance of Commodity Trading Advisors managing 50% of the managed futures industry’s assets.

(2)   S&P: refers to the Standard & Poor’s 500 Index

(3)   Yield: refers to the actual interest received on a fixed income instrument

(4)   Trend-following refers to a an investment style which attempts to identify price trends

(5)   Long refers to an initial market position taken with a purchase. Short: refers to a position taken with a sale.

0661-NLD-02/18/2014

Mariner Hyman Beck Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2013

The Portfolio's performance figures* for the year ending December 31, 2013, compared to its benchmarks:
			Annualized
			Since Inception
	Six Month	One Year	June 7, 2012
Mariner Hyman Beck Portfolio - Class 2	0.20%	3.92%	0.51%
The Barclay BTOP 50 Index **	0.44%	0.77%	(0.92)%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account.  For performance information current to the most recent month-end, please call 1-855-542-4642.

** The Barclay BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

The Portfolio's holding by type of investment are as follows:

Holdings by type of investment		% of Net Assets
Alternative Investment		19.3%
Bonds & Notes		8.4%
Money Market Fund		4.0%
Other Assets Less Liabilities		68.3%
		100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter which are in this annual report for a detailed analysis of the Portfolio's holdings.

Mariner Hyman Beck Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2013
					Value
		ALTERNATIVE INVESTMENT - 19.3%
		Global Diversified Managed Futures Portfolio LLC (Cost - $505,196) (a,c) *			$ 577,310

Principal Amount ($)			Coupon Rate (%)	Maturity
		BONDS & NOTES - 8.4%
		BANKS - 8.4%
125,000		BB&T Corporation	2.05	4/28/2014	125,449
125,000		JP Morgan Chase & Co.	2.05	1/24/2014	125,000
		TOTAL BONDS & NOTES (Cost - $250,333)			250,449

Shares
		TOTAL SHORT-TERM INVESTMENTS - 4.0%
		MONEY MARKET FUND - 4.0%
120,706		Fidelity Institutional Money Market Funds - Money Market Portfolio Class I - 0.1% (a,b)			120,706
		(Cost - $120,706)

		TOTAL INVESTMENTS - 31.7% (Cost - $876,235) (d)			$ 948,465
		OTHER ASSETS LESS LIABILITIES - 68.3%			2,043,846
		NET ASSETS - 100.0%			$ 2,992,311

		* Non-Income producing investment.
	(a)	All or part of this instrument is a holding of MHBP Fund Limited.
	(b)	Variable rate security. Interest rate is as of December 31, 2013.
	(c)	Investment qualifies as a significant subsidiary, refer to footnote 2.
	(d)

Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $876,235 and differs from market value by net unrealized appreciation (depreciation) of securities as follow:

			Unrealized Appreciation:		$ 72,356
			Unrealized Depreciation:		(126)
			Net Unrealized Appreciation:		$ 72,230

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2013

ASSETS
Investment securities:
At cost	$ 876,235
At fair value	$ 948,465
Cash	2,016,977
Receivable due from advisor	54,052
Interest receivable	1,568
Receivable for Portfolio shares sold	984
Prepaid expenses and other assets	2,512
TOTAL ASSETS	3,024,558

LIABILITIES
Fees payable to other affiliates	7,919
Payable for Portfolio shares redeemed	35
Accrued expenses and other liabilities	24,293
TOTAL LIABILITIES	32,247

NET ASSETS	$ 2,992,311

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$ 2,938,214
Undistributed net investment loss	(18,119)
Accumulated net realized loss on investments	(14)
Net unrealized appreciation of investments	72,230
NET ASSETS	$ 2,992,311

NET ASSET VALUE PER SHARE:
Class 2 Shares:
Net Assets	$ 2,992,311
Shares of beneficial interest outstanding	296,885
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 10.08

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$ 2,843

EXPENSES
Administrative services fees	41,682
Legal fees	31,572
Accounting services fees	26,939
Transfer agent fees	25,219
Investment advisory fees	23,507
Audit fees	21,938
Compliance officer fees	17,615
Distribution (12b-1) fees	12,243
Shareholder reporting expenses	11,652
Trustees fees and expenses	6,156
Custodian fees	5,705
Insurance expense	29
Other expenses	1,465
TOTAL EXPENSES	225,722

Less: Fees waived and reimbursed by the Advisor	(176,653)

NET EXPENSES	49,069

NET INVESTMENT LOSS	(46,226)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from Investments	1,882
Net change in unrealized appreciation from Investments	90,502
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	92,384

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 46,158

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	December 31, 2013	December 31, 2012 (a)

FROM OPERATIONS
Net investment loss	$ (46,226)	$ (8,054)
Net realized gain from investments	1,882	-
Net change in unrealized appreciation (depreciation) on investments	90,502	(18,272)
Net increase (decrease) in net assets resulting from operations	46,158	(26,326)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,658,108	1,415,279
Payments for shares redeemed	(968,167)	(132,741)
Net increase in net assets from shares of beneficial interest	1,689,941	1,282,538

TOTAL INCREASE IN NET ASSETS	1,736,099	1,256,212

NET ASSETS
Beginning of period	1,256,212	-
End of period ^	$ 2,992,311	$ 1,256,212
^Includes undistributed net investment loss of:	$ (18,119)	$ -

SHARE ACTIVITY - CLASS 2
Shares sold	265,592	143,147
Shares redeemed	(98,160)	(13,694)
Net increase in shares of beneficial interest outstanding	167,432	129,453

(a)	The Mariner Hyman Beck Portfolio commenced operations on June 7, 2012.

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class 2
	For the Year Ended	For the Period Ended
	December 31, 2013	December 31, 2012 (a)

Net asset value, beginning of period	$ 9.70	$ 10.00

Activity from investment operations:
Net investment loss (b)	(0.19)	(0.10)
Net change in realized and unrealized gain (loss)
on investments	0.57	(0.20)
Total from investment operations	0.38	(0.30)

Net asset value, end of period	$ 10.08	$ 9.70

Total return	3.92%	(3.00)%	(c)

Net assets, at end of period (000s)	$ 2,992	$ 1,256

Ratio of gross expenses to average net assets (e,f)	9.20%	15.00%	(d)
Ratio of net expenses to average net assets (f)	2.00%	2.00%	(d)
Ratio of net investment loss to average net assets (f)	(1.88)%	(1.89)%	(d)

Portfolio Turnover Rate	103%	0%	(c)

(a)	The Mariner Hyman Beck Portfolio commenced operations on June 7, 2012.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Not Annualized.
(d) Annualized.
(e)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursement by advisor.
(f)	Does not include the expense of other investment companies in which the Portfolio invests.

The accompanying notes are integral part of these consolidated financial statements.

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2013

1.

 ORGANIZATION

The Mariner Hyman Beck Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio commenced operations on June 7, 2012 and currently offers class 2 shares at net asset value. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium variable life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio’s investment objective is income and capital appreciation.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.   If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “fair value procedures”). The Board of Trustees will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

MHBP Fund Limited (“MHBP Ltd.”)  is a wholly-owned and controlled foreign subsidiary of the Portfolio that invests in Global Diversified Managed Futures Portfolio LLC (“GDMF”) which operates as a commodity investment pool. Monte Capital Group LLC, (the “Advisor”) fair values MHBP Ltd.’s investment in GDMF. The daily valuation is based on the current positions held by the commodity trading advisor’s (“CTA’s”) which trade on behalf of GDMF. The Advisor calculates an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA and accounting agent which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing prices of the underlying holdings and speaking with the CTA or accounting agent to further review valuation. The Advisor then makes a final determination on the fair value the CTA, using the Advisor’s estimate. The Advisor’s fair value NAV is back tested daily and reviewed by the Portfolio’s fair valuation committee on a regular basis.

The Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii)

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

administrator, and (iii) Advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.-  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs, The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarch under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2013 for the Portfolio’s investments measured at fair value:

Asset	Level 1	Level 2	Level 3	Total

Alternative Investment	$ -	$ 577,310	$ -	$ 577,310
Bonds & Notes	-	250,449	-	250,449
Money Market Fund	120,706	-	-	120,706
Total	$ 120,706	$ 827,759	$ -	$ 948,465

The Portfolio did not hold any Level 3 securities during the fiscal year.

There were no transfers into or out of Level 1 and Level 2 during the current year presented.  It is the Portfolio’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Consolidation of Subsidiaries – The consolidated financial statements of the Portfolio include MHBP Ltd. All inter-company accounts and transactions have been eliminated in consolidation. The Portfolio may invest up to 25% of its total assets in MHBP Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the Portfolio’s investment in MHBP Ltd. is as follows:

	Inception Date of MHBP Ltd.	MHBP Ltd. Net Assets at December 31, 2013	% Of Total Net Assets at December 31, 2013
MHBP Ltd.	9/11/2012	$698,018	23.33%

MHBP Ltd. has an investment in GDMF. GDMF is a Delaware Limited liability company, which operates as a commodity investment pool. GDMF uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled “managed futures” programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more CTAs. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contract, and other derivative instruments. As of December 31, 2013, MHBP Ltd. held a 15.96% ownership in GDMF.

A summary of GDMF’s financial information as of and for the year ended November 30, 2013 (GDMF’s fiscal year end) is as follows:

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Principal Investment Risk - As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  The Portfolio is not intended to be a complete investment program.  Many factors affect the Portfolio's net asset value and performance.

The following risk applies to the Portfolio through its direct investments as well as indirectly through investments in underlying funds and GDMF.

General Market Risk.  The risk that the value of the Portfolio's shares will fluctuate based on the performance of the Portfolio's investments and other factors affecting the commodities and/or securities markets generally.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal income tax – It is the Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year 2012 or expected to be taken in the Portfolio’s 2013 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Portfolio makes significant investments; however the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHBP Ltd. is an exempted Cayman investment company. MHBP Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHBP Ltd. is a CFC and as such is not subject to U.S. income tax. However, a portion of MHBP Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio.  Expenses which are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,422,149 and $1,013,057, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Effective December 9, 2013 RJO Investment Management, LLC, pursuant to the terms of its investment advisory agreement with the Trust, terminated its advisory agreement with the Trust, with respect to the Portfolio. The Board of Trustees approved, Monte Capital Group, LLC to serve as the Portfolio’s interim investment advisor effective December 2, 2013. The interim agreement differs from the previous investment advisory agreement in that it provides, as required of such agreements by Rule 15a-4 under the Investment Company Act of 1940, that the term of the interim agreement shall be the earlier of the 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the portfolio. (Prior to December 2, 2013, RJO Investment Management, LLC served as the advisor.) The Portfolio has employed Gemini Fund Services, LLC (“GFS”) to provide administration, Portfolio accounting, and transfer agent services. A Trustee and certain officers of the Portfolio are also officers of GFS.

Pursuant to an investment advisory agreement with the Trust on behalf of the Portfolio, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.96% of the Portfolio’s average daily net assets. Pursuant to the interim agreement for compensation for the period beginning December 2, 2013, 150 days from the date of the agreement, the Portfolio will pay the interim investment advisor an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.96%.

The Portfolio's Advisor has contractually agreed to reduce its fees and to reimburse expenses, of the Portfolio to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, front end or contingent deferred loads, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed  2.00% of average daily net assets attributable to Class 2 shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Portfolio's Board of Trustees, on 60 days written notice to the Advisor. Fee waiver and reimbursement arrangements can decrease the Portfolio's expenses and boost its performance. For the year ended December 31, 2013, the Advisor/    Interim Advisor reimbursed fees in the amount of $176,653.

As of December 31, 2013 the Interim Advisor may recapture $31,016 through 2016. The expense limitation will remain in effect for the interim period but any recoupment of fees waived or reimbursed prior to the effective date of the interim investment advisor agreement (December 2, 2013) will be forfeited due to the termination of the prior advisory agreement.

The Trust, with respect to the Portfolio, has adopted the Trust’s Master Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Portfolio at an annual rate of 0.50% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Portfolio’s shareholder accounts not otherwise required to be provided by the Advisor.  During the year ended December 31, 2013, pursuant to the Plan, Class 2 incurred $12,243 of service and/or distribution fees.

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s Class 2 shares and is an affiliate of GFS.

Pursuant to a separate servicing agreement with GFS, the Portfolio pays GFS customary fees for providing administration, portfolio accounting and transfer agency services to the Portfolio.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Portfolio.

In addition, certain affiliates of GFS provide ancillary services to the Portfolio(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Portfolio.

5. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of control of the Portfolio Section 2(a) (9) of the Act.  As of December 31, 2013, Nationwide Life Insurance Co. held 83.07% of the voting securities of Class 2 shares.

6.  TAX COMPONENTS OF CAPITAL

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Other	Total
Ordinary	Long-Term	Carry	& Late year	Appreciation/	Book/Tax	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Differences	Earnings/(Deficits)
$ -	$ -	$ (14)	$ -	$ 72,230	$ (18,119)	$ 54,097

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to adjustments for the Portfolio’s wholly owned subsidiary.

At December 31, 2013, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term
$ -	$ (14)	$ -

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the period ended December 31, 2013, as follows:

Paid	Undistributed	Accumulated
in	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ (26,211)	$ 28,107	$ (1,896)

Mariner Hyman Beck Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

7. SUBSEQUENT EVENTS

Subsequent events have been evaluated after the date of the Consolidated Statement of Assets and Liabilities through the date the financial statements were issued.  Management has determined no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements other than the following;

Effective March 3, 2014, the name of the Mariner Hyman Beck Portfolio will change to Mariner Managed Futures Strategy Portfolio.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Variable Trust and the Shareholders of Mariner Hyman Beck Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Mariner Hyman Beck Portfolio (the Portfolio), a series of Northern Lights Variable Trust, as of December 31, 2013, the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from June 7, 2012 (commencement of operations) through  December  31,  2012.  These  consolidated  financial  statements  and  consolidated  financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance  about  whether  the  consolidated  financial  statements  and  financial  highlights  are  free  of material misstatement. The Portfolio is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Mariner Hyman Beck Portfolio as of December 31, 2013, and the results of their operations for the year then ended, and the changes in their net assets and its financial highlights for the year then ended and for the period from June 7, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

February 14, 2014

Mariner Hyman Beck Portfolio

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Mariner Hyman Beck Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mariner Hyman Beck Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Mariner Hyman Beck Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Actual	Annualized Expense Ratio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Paid During Period* 7/1/13 – 12/31/13
Class 2	2.00%	$1,000.00	$1,002.00	$10.09

Hypothetical (5% return before expenses)	Annualized Expense Ratio	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Paid During Period* 7/1/13 - 12/31/13
Class 2	2.00%	$1,000.00	$1,015.12	$10.16

*       Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Mariner Hyman Beck Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

Shares Voted

         Shares Voted Against

                 In Favor

               or Abstentions

Mark Garbin

191,076,081

       7,609,470

Mark D. Gersten

          190,585,659

                 8,099,891

John V. Palancia

          190,435,396

                 8,250,154

Andrew Rogers

190,731,148

       7,954,403

Mark H. Taylor

190,710,362

       7,975,188

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

Mariner Hyman Beck Portfolio – Adviser RJO Investment Management, LLC*

 In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of an interim investment advisory agreement and a definitive investment advisory agreement (collectively the “Advisory Agreement”) between Monte Capital Group LLC (“Monte”) and the Trust, with respect to the Mariner Hyman Beck Portfolio (the “Portfolio”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Monte is an employee owned independent alternative asset advisory firm specializing in the development and management of custom financial solutions, alternative investments, and hedging for high net worth individuals, family offices, and hedge funds.  The Board reviewed the background information on the key personnel that will be responsible for managing the Portfolio and noted they come from diverse education and professional backgrounds with experiences in both domestic and foreign futures, commodities, equities, technology and with some having had memberships to major futures exchanges and they also possess strong risk management experience.  With respect to risk management, the Trustees noted that Monte will provide research and analysis, risk management, compliance and marketing services in managing a short term fixed income strategy and a global macro managed futures strategy for the Portfolio, and will monitor the Portfolio’s allocation to managed futures and the commodity pool managers for performance, trading style and ensure they adhere to risk management policies.  The Trustees acknowledged that although not all strategy risk can be averted, Monte appears to have identified possible credit downgrades and debt ceiling renewal as the key risks within the fixed income strategy and plans ongoing monitoring of those factors, and has also identified the Federal Reserve’s “QE” programs as a risk factor to the managed futures strategy and that sector in general, and intends to monitor pool managers and evaluate the risk reward profile that may be achieved by adding another commodity pool investment.  With respect to trade compliance, the Trustees noted favorably that Monte will use pre-trade and post-trade checklists to monitor the funds compliance to investment limitations and guidelines daily.  With respect to Monte’s broker-dealer selection process, the Board acknowledged Monte has a robust evaluation process of reviewing qualitative execution factors, such as research capabilities, ability to execute, frequency of coverage and depth of back office service and processing capabilities, besides looking for the lowest commission cost alone.  The Trustees reviewed information regarding a routine SEC examination of Monte conducted in June 2013 noting that no results have been reported.  They further noted that Monte reported no material compliance or litigation issues have been reported that would impact the adviser’s ability to operate and/or manage the Portfolio.  After reviewing the material provided and conducting discussions with representatives of Monte, the Board is satisfied that the transition of management of the Portfolio to Monte will benefit the Fund’s shareholders. The Board is also satisfied that Monte is committed to bringing additional value to the Portfolio through added resources and concluded they have the potential to provide high quality service to the Portfolio and its shareholders.

Performance.  With respect to Monte’s performance and its ability to manage the Portfolio, they noted that the performance information provided in Monte’s materials related to its performance as adviser to a non-managed futures fund.  The Trustees agreed that Monte’s overall performance, based on the information provided, is good and it seems to have done a good job of managing a portfolio and the related risks of an options driven, equity only strategy.  With respect to Monte’s ability to manage the Portfolio, they noted that Mariner VIT is a Fund of Funds, and Monte will invest Portfolio assets directly in one or more commodity pools, or use swaps to access 5-10 CTAs.  They noted this strategy is identical to the strategy currently in place for the Portfolio. The Trustees considered that Monte had recently hired a portfolio manager with extensive managed futures experience and that is very familiar with the Portfolio.  After further discussion, the Trustees agreed that Monte has the potential, based on its past performance and the skills of the newly hired portfolio manager, to deliver positive results.

Fees and Expenses.   The Trustees noted Monte proposed to charge an annual advisory fee of 0.96%.  They compared the proposed fee to the peer group average and Morningstar category average, and noted the proposed fee is lower than both benchmarks of 1.37% and 1.32%, respectively.  With respect to the Net Expense Ratio, 2.06%, they noted that it too compared favorably to the benchmarks.  They considered that although the Portfolio’s Net Expense Ratio was higher than the Morningstar Category Average, 1.91%, when considered in light of the proposed expense cap the Portfolio’s ratio will be lower than the Morningstar Average.  The Trustees concluded that the fees were reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Portfolio.  They noted the adviser anticipates growing the Portfolio to approximately $100 million over the next two years.  After discussion, it was the consensus of the Trustees that based on the anticipated size of the Fund, economies of scale would be revisited as the size of the Portfolio reaches a more “robust” level.

Profitability.   The Trustees reviewed the profitability analysis provided by Monte and noted modest anticipated profits for the first year.  They considered, however, that after the adviser allocated a portion of its legitimate profits to marketing and distribution of the Portfolio, it anticipates realizing a net loss.  After discussion, the Trustees concluded that such profits would not be unreasonable.

Conclusion.  Having requested and received such information from Monte as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Portfolio.  Further, the Trustees have determined that the scope and quality of services to be provided to Mariner Hyman Beck Portfolio under the interim and definitive Advisory Agreements will be at least equivalent to the scope and quality of services provided under the previous contract.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolios.

Mariner Hyman Beck Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2006; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105

AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)

Gary W. Lanzen^ Born in 1954	Trustee Since 2006	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Fund Trust (since 2005)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013)

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007)	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011

Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).

			N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Portfolio’s Statement of Additional Information (“SAI”).

The SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-542-4642

12/31/13-NLVT-V2

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4MHB (4642), or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4MHB (4642).

INVESTMENT ADVISOR

Monte Capital Group, LLC

11 Broadway

New York, N.Y. 10004

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

             2013 - $17,000

2012- $15,000

 (b)

Audit-Related Fees

2013 – N/A

2012 – N/A

(c)

Tax Fees

2013 - $3,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - N/A

2012 – N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - N/A

2012- N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics here within

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/4/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/4/2014

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/4/2014